UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2013
(Date of earliest event reported)

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue
White Plains, New York
(Address of principal executive offices)

10604
(Zip Code)

(914) 641-2000
Registrant’s telephone number, including area code:

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

Item 7.01           Regulation FD Disclosure.

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for ITT Corporation (the “Company”) for the quarter and year ended December 31, 2012 and forward-looking statements relating to 2013 as presented in two press releases dated February 27, 2013.

          This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued by ITT Corporation, dated February 27, 2013

99.2	Press Release issued by ITT Corporation, dated February 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
(Registrant)

February 27, 2013	By:	/s/ Burt M. Fealing
		Name:	Burt M. Fealing
		Title:	Senior Vice President, General Counsel and Secretary
(Authorized Officer of Registrant)